Vessel Charters (Tables)	6 Months Ended
Jun. 30, 2014
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Minimum Estimated Charter Hire Payments for Remainder of Year and Next Four Fiscal Years for Partnership's Vessels Chartered-In and Vessels Chartered-Out

The minimum estimated charter hire payments for the remainder of the year and the next four fiscal years, as at June 30, 2014, for the Partnership’s vessels chartered-in and vessels chartered-out are as follows:

Vessel Charters(i)	Remainder of 2014 $	2015 $	2016 $	2017 $	2018 $
Charters-in – capital leases(ii)(iii)(iv)(v)	42,395	31,790	31,672	54,953	51,296

Charters-out – operating leases(vi)	164,366	319,745	337,841	355,519	314,918
Charters-out – direct financing leases(vii)	34,718	74,908	75,064	204,109	173,701

	199,084	394,653	412,905	559,628	488,619

(i)

The Teekay Tangguh Joint Venture is a party to operating leases whereby it is leasing the Tangguh Hiri and the Tangguh Sago liquefied natural gas (or LNG) carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. The table does not include the Partnership’s minimum charter hire payments to be paid and received under these leases, which are described in more detail in Note 4 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2013.

(ii)

As at June 30, 2014 and December 31, 2013, the Partnership had $475.8 million and $475.6 million, respectively, of cash which, including any interest earned on such amounts, is restricted to being used for charter hire payments of certain vessels chartered-in under capital leases. The Partnership also maintains restricted cash deposits relating to certain loans and to amounts received from charterers to be used only for dry-docking expenditures and emergency repairs, such cash totaled $22.6 million and $21.7 million as at June 30, 2014 and December 31, 2013, respectively.

(iii)

As described in Note 4 in the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2013, the Partnership has leasing arrangements relating to five of its LNG carriers (three through Teekay Nakilat Corporation (or the RasGas II LNG Carriers) and two through the Teekay Tangguh Joint Venture, in which the Partnership owns 70% and 69% ownership interests, respectively). Under these arrangements, the Partnership is the lessee and the lessors claim tax depreciation on the capital expenditures they incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The carrying amount of tax indemnification guarantees of the Partnership relating to these leasing arrangements as at June 30, 2014 was $23.4 million (December 31, 2013 – $23.9 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The tax indemnification is for the duration of the lease contracts with the third parties plus the years it would take for the lease payments to be statute barred, and ends in 2033 for two vessels and 2041 for three vessels. Although there is no maximum potential amount of future payments, Teekay Nakilat Corporation and the Teekay Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, Teekay Nakilat Corporation and the Teekay Tangguh Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(iv)	Excludes estimated charter hire payments of $833.1 million for the period from 2019 to 2037.

(v)

As at June 30, 2014, the Partnership was a party to capital leases on three Suezmax tankers. Under these capital leases, the owner has the option to require the Partnership to purchase the three vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts. The amounts in the table assume the owner will not exercise its options to require the Partnership to purchase any of the three vessels from the owner, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable, which is the 13th year anniversary of each respective contract. For one of the three Suezmax tankers, the Huelva Spirit, the cancellation option was first exercisable in April 2014. The owner reached an agreement to sell the Huelva Spirit to a third party and the vessel was sold on August 15, 2014. Upon sale of the Huelva Spirit, the Partnership was not required to pay the balance of the capital lease obligation of $26.8 million as at June 30, 2014, as the vessel under capital lease was returned to the owner and the capital lease obligation was concurrently extinguished.

(vi)

Minimum scheduled future operating lease revenues do not include revenue generated from new contracts entered into after June 30, 2014, revenue from unexercised option periods of contracts that existed on June 30, 2014, or variable or contingent revenues. Therefore, the minimum scheduled future operating lease revenues should not be construed to reflect total charter hire revenues that may be recognized for any of the years.

(vii)

As described in Note 4 in the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2013, the Tangguh LNG Carriers’ time-charters are accounted for as direct financing leases. In addition, in September 2013 and November 2013, the Partnership acquired two 155,900-cubic meter LNG carriers (or the Awilco LNG Carriers) from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on five- and four-year fixed-rate bareboat charter contracts (each with a one-year extension option), respectively, with Awilco holding a fixed-price purchase obligation at the end of the charters. The bareboat charters with Awilco are accounted for as direct financing leases.